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                                                                   EXHIBIT 10.86

                                FIRST AMENDMENT

                                     TO THE

                                 SMART & FINAL
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The Smart & Final Supplemental Executive Retirement Plan (the "Plan") is hereby amended, effective as of March 31, 1999, as follows:

     1.  Section 1.29 of the Plan is amended to read as follows:

            "1.29  "Standard Benefit" shall mean, for a Participant:

            (a) the product of the Standard Benefit Percentage multiplied by the Participant's Final Average Compensation; less
                                                               ----

            (b) the Actuarial Equivalent of the Participant's benefits under the Retirement Income Plan, calculated as a single life annuity at age sixty-five (65); and

            (c) For the Participant, Roger M. Laverty III, the Participant has a vested interest in the Plan as of February 12, 1998 and the Participant's Standard Benefit shall be determined according to
                 (a) and (b) above, and using a Standard Benefit Percentage of 50% and Final Average Compensation of $694,000; and

            (d) For the Participant, Gerald L. Good, the Participant has a vested interest in the Plan as of January 1, 1998 and the Participant's Standard Benefit shall be $76,000 per year, determined without regard to (a) or (b) above; and

            (e) For the Participant, Ross E. Roeder, the Participant's interest in the Plan will be vested as of January 3, 2002 and the Participant's Standard Benefit shall be $125,000 per year, determined without regard to (a) above, but such Standard Benefit shall be reduced by any amount available to the Participant under (b) above."

IN WITNESS WHEREOF, this First Amendment has been executed by duly authorized persons, as of the effective date written above.


By:    /s/ James E. Robinson             By:    /s/ Richard N. Phegley
       ---------------------                    ----------------------

Title: Senior Vice President             Title: Vice President & Treasurer
                                                Smart & Final Stores Corporation